EXHIBIT 10.20

                      DATED THE 19TH DAY OF NOVEMBER 1997

                      LAI SUN DEVELOPMENT COMPANY LIMITED


                                      AND


                          NEWTECH (HONG KONG) LIMITED


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                                TENANCY AGREEMENT

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Premises       : Unit 1102 on the 11th Floor of Tower 11 of Cheung Sha
                 Wan Plaza, No. 833 Cheung Sha Wan Road erected on
                 New Kowloon Inland Lot No. 5955
Term           : From 13/10/1997 to 12/10/1999
Rent           : HK$    42,200.00
M/F & A/C      : HK$     7,385.00
Deposit        : HK$   156,435.00
Rent-free      : 31 days
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REGISTERED in the Land Registry
by Memorial No. 7369172
on 17 December 1997


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                                   LO AND LO

                                 SOLICITORS &c.

                                   HONG KONG


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1 PREMISES, TERM AND RENT.................................................  1
               /bullet/ THE SAID PREMISES
               /bullet/ THE SAID BUILDING
               /bullet/ THE SAID TERM
2 DEPOSIT ................................................................  2
           2.1 Payment of deposit.........................................  2
               /bullet/ THE SAID DEPOSIT
           2.2 Increase in deposit........................................  3
3 TENANT'S OBLIGATIONS....................................................  3
           3.1 Payment of rent............................................  3
               /bullet/ THE SAID RENT
               /bullet/ THE SAID MANAGEMENT AND AIR-CONDITIONING FEES
           3.2 Payment of rates etc.......................................  4
           3.3 Payment of government rent.................................  4
           3.4 Payment of outgoings.......................................  4
           3.5 Autopay ...................................................  5
           3.6 Fitting out................................................  5
           3.7 Good repair of interior....................................  5
           3.8 Cleansing of drains........................................  7
           3.9 Removal of garbage.........................................  7
           3.10 Directory board...........................................  8
           3.11 Good repair of fire fighting and security equipment.......  8
           3.12 Protection from typhoon...................................  8
           3.13 Air-conditioning of premises..............................  8
           3.14 Security system...........................................  9
           3.15 Entry on premises.........................................  9
           3.16 Execution of repairs......................................  9
           3.17 Keep premises open for business........................... 10
               /bullet/ THE SAID NORMAL BUSINESS HOURS
           3.18 Loading of food........................................... 10
           3.19 Damage & defects.......................................... 10
           3.20 Comply with regulations................................... 11
               /bullet/ THE REGULATIONS
           3.21 Comply with Ordinances etc ............................... 11
           3.22 Default of agents etc .................................... 11
           3.23 Building rules............................................ 11
               /bullet/ THE MANAGER
               /bullet/ THE SAID DEED OF MUTUAL COVENANT
           3.24 User...................................................... 11
               /bullet/ THE SAID USER
           3.25 Preparation of food....................................... 12
           3.26 Goods..................................................... 12
           3.27 Noise..................................................... 13
           3.28 Nuisance.................................................. 13
           3.29 Compliance with Crown lease............................... 13
               /bullet/  THE LAND

               /bullet/ THE CROWN LEASE
            3.30 Guns and ammunition...................................... 13
            3.31 Alterations.............................................. 13
            3.32 Installation of electrical wiring........................ 14
            3.33 Use of toilet facilities................................. 14
            3.34 Damage to installations.................................. 15
            3.35 Signs.................................................... 15
            3.36 Locks.................................................... 16
            3.37 Obstruction of passages.................................. 16
            3.38 Cables and wiring ....................................... 16
            3.39 Assignment .............................................. 16
            3.40 Animals.................................................. 17
            3.41 Touting.................................................. 17
            3.42 Heavy machinery ......................................... 17
            3.43 Fire grilles ............................................ 18
            3.44 Yield up premises........................................ 18
            3.45 Electrical and telephone wiring ......................... 19
            3.46 Aerials.................................................. 19
            3.47 Prohibited names......................................... 19
            3.48 Auctions & sale.......................................... 19
            3.49 Breach of insurance policy............................... 19
4 LANDLORD'S OBLIGATIONS.................................................. 19
            4.1 Property tax.............................................. 20
            4.2 Quiet enjoyment........................................... 20
            4.3 Air-conditioning.......................................... 20
5 OTHER TERMS AND CONDITIONS.............................................. 20
            5.1 Sale and redevelopment.................................... 21
            5.2 Interest and disconnection of electricity etc............. 21
            5.3 Alterations to systems.................................... 22
            5.4 Default in payment of rent................................ 22
            5.5 Re-entry.................................................. 22
            5.6 Acceptance of rent........................................ 23
            5.7 Overflow of water......................................... 23
            5.8 Abatement of rent......................................... 23
            5.9 Landlord not liable for breakdown......................... 24
            5.10 Deemed default of Tenant................................. 24
            5.11 Distress of rent......................................... 24
            5.12 Condoning not a waiver................................... 24
            5.13 Permission to enter and view ............................ 25
            5.14 Notices.................................................. 25
            5.15 Insurance ................................................25
            5.16 Additional air-conditioning ............................. 26
            5.17 Change of name of building .............................. 26
            5.18 Alterations to building ................................. 26
            5.19 Functions ~ display ..................................... 27
            5.20 Public address system ................................... 27

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


            5.21 Wilful suspension etc.................................... 27
            5.22 Indemnity................................................ 27
            5.23 Regulations.............................................. 28
            5.24 Security................................................. 28
            5.25 Interpretation........................................... 28
6 SPECIAL CONDITIONS ..................................................... 28
7 COSTS................................................................... 29
8 HEADINGS & INDEXES...................................................... 29
9 KEY MONEY............................................................... 29
10 NO WARRANTY ........................................................... 29
FIRST SCHEDULE............................................................ 30
            Particulars and Special Conditions
                     /bullet/  THE LANDLORD
                     /bullet/  THE TENANT
                     /bullet/  THE SAID PREMISES
                     /bullet/  THE SAID TERM
                     /bullet/  THE SAID RENT
                     /bullet/ THE SAID MANAGEMENT AND AIR-CONDITIONING FEES /bullet/ THE SAID DEPOSIT
                     /bullet/  THE SAID USER
                     /bullet/  THE SAID NORMAL BUSINESS HOURS
                     /bullet/  SPECIAL CONDITIONS
SECOND SCHEDULE........................................................... 33
            Fitting Out Regulations
                    /bullet/   THE WORKS
                    /bullet/   THE TENANT'S PLANS
                    /bullet/   THE VETTING FEES


                                      iii

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THIS AGREEMENT is made the day   of        199


BETWEEN
(1) the party detailed as the Landlord in Part 1 of First Schedule (hereinafter called "the Landlord" which expression shall where the context permits include its successors and assigns) of the one part and
(2) the party detailed as the Tenant in Part 2 of First Schedule (hereinafter called "the Tenant") of the other part.

WHEREBY IT IS AGREED as follows:

1    PREMISES, TERM AND RENT

     The Landlord shall let and the Tenant shall take ALL THOSE premises (hereinafter referred to as "the said premises") forming part of all that building (hereinafter referred to as "the said building") which said premises and said building are more particularly described and set out in
     Part 3 of First Schedule TOGETHER with the use in common with the Landlord and all others having the like right of the entrances, staircases, landings, passages and lavatories in the said building in so far as the same are necessary for the proper use and enjoyment of the said premises and except in so far as the Landlord may from time to time restrict such use And Together Also with the use in common as aforesaid of the escalators and lifts in the said building (if any and whenever the same shall be operating) for the term set out in Part 4 of First Schedule (hereinafter referred to as "the said term") YIELDING AND PAYING therefor throughout such rent per calendar month and other charges as are from time to time payable in accordance with the provisions set out below which sums shall be payable exclusive of rates in advance clear of all deductions and right to set off (whether legal or equitable), the first payment to be made in full by the Tenant on his signing of this Agreement notwithstanding the rent-free period (if any) granted hereunder, and all subsequent payments to be made on the first (1st) day of each and every calendar month in respect of which such sums are payable Provided that the second and the last of such payments shall be apportioned according to the number of days in the month included in the said term and remaining unpaid.


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


2    DEPOSIT

     2.1  PAYMENT OF DEPOSIT

          The Tenant shall on the signing of this Agreement pay to the Landlord the deposit as set out in Part 7 of First Schedule (hereinafter referred to as "the said deposit"). The said deposit is paid to the Landlord to secure the due observance and performance by the Tenant of the agreements obligations stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed. In the event the Tenant shall commit or suffer to be committed a breach of any of the terms and conditions herein or if the Tenant or another person in whom for the time being the said term shall be vested shall become bankrupt or enter into any arrangements with creditors or suffer any prosecution in respect of the non-payment of any money due to the Hong Kong Government then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine on which event the said deposit shall be absolutely forfeited to the Landlord but without prejudice to any other right or remedy hereunder of the Landlord in respect of any breach of the terms and conditions herein contained and on the part of the Tenant to be observed and performed. Notwithstanding the foregoing the Landlord may in any such event at its option elect not to terminate this Agreement but to deduct from the said deposit the amount of any rent, management and air-conditioning fees, rates and other charges payable hereunder and any costs expenses loss or damage sustained by the Landlord as a result of any non-observance or non-performance by the Tenant of any of the said agreements obligations stipulations terms or conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of this Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit or deposits equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the said premises and to determine this Agreement as hereinbefore provided. Subject as aforesaid, and provided that the Tenant shall fully and faithfully comply with all his obligations hereunder, the said deposit without interest thereon shall be refunded to the Tenant by the Landlord within thirty (30) working days after the expiration or sooner determination of this Agreement and the delivery of vacant possession to the Landlord OR within thirty (30) working days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach,


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


          non-observance or non-performance of any of the said agreements obligations stipulations terms or conditions on the part of the Tenant to be observed and performed whichever is the later PROVIDED that if any of the fixtures partitions fittings or fire fighting equipment on the said premises shall be found to be damaged or destroyed upon the termination of this Agreement they shall forthwith be repaired or replaced (as the case may require) by the Tenant failing which the Landlord shall be entitled to repair or replace the same (as the case may require) and deduct the expense therefor from the said deposit before returning the balance to the Tenant and if the said deposit shall be insufficient then the deficit shall forthwith be made good by the Tenant to the Landlord.

     2.2  INCREASE IN DEPOSIT

          During the said term the Tenant shall maintain the said deposit at the sum equal to three (3) months' rent and management and air-conditioning fees and one (1) quarter's rates (as estimated by the Landlord or as assessed by the Government, as the case may be) in the event that the rent or the management and air-conditioning fees or the rates shall be increased the Tenant shall forthwith on demand pay to the Landlord the additional amount to make up the said deposit.

3    TENANT'S OBLIGATIONS

     The Tenant to the intent that the obligations hereunder shall continue throughout the said term hereby agrees with the Landlord as follows:

     3.1  PAYMENT OF RENT

          To pay on the days and in the manner hereinbefore provided without any deduction:

          3.1.1 the rent (exclusive of rates and all other outgoings) set out in Part 5 of First Schedule (hereinafter referred to as "the said rent"); and

          3.1.2 the management and air-conditioning fees from time to time payable in respect of the said premises (hereinafter referred to as "the said management and air-conditioning fees") and all other charges. At the commencement of the said term, the said management and air-conditioning fees is determined to be such sum as set out in Part 6 of First Schedule. Should the said management and air-conditioning fees be increased or other charges legitimately be imposed in respect of the said premises, such

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


                    amount of the said management and air-conditioning fees as increased or other charges so imposed shall be payable by the Tenant.

     3.2  PAYMENT OF RATES ETC.

          To pay and discharge punctually all rates, taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature now or at any time hereafter to be assessed, imposed levied or charged by the Hong Hong Government or other lawful authority upon the said premises or upon the owner or occupier thereof property tax only excepted). Without prejudice to the generality of this Clause the Tenant shall pay all rates imposed on the said premises in the first place to the Landlord who shall settle the same with the Hong Kong Government and in the event of the said premises not yet having been assessed to rates the Tenant shall pay to the Landlord a sum equal to the rates which would be charged by the Hong Kong Government on the basis of a rateable value equal to twelve (12) months' rent payable by the Tenant on account of the Tenant's liability under this C1ause.

     3.3  PAYMENT OF GOVERNMENT RENT

          To pay to the Landlord in advance quarterly all government rent (hereinafter referred to as "the said government rent") as determined by the government or be due proportion (as may be determined by the Landlord in its absolute discretion) of the aggregate government rent payable in respect of the land or portion thereof, the first payment of the said government rent be made on the signing of this Agreement and all subsequent quarterly payments to be made on the first day of each and every succeeding quarter. Without prejudice to the generality of this condition, the Tenant shall pay the said government rent in the first place to the Landlord who shall settle the same with the Kong Government and in the event of the said premises not yet having been assessed to government rent the Tenant shall pay to the Landlord a sum equal to the rates payable by the Tenant in respect of the said premises Provided that the deficiency or overpayment (if any) shall be settled by the parties forthwith upon assessment of government rent.

    3.4   PAYMENT OF OUTGOINGS

          To pay and discharge punctually during the said term all charges for gas, water, electricity, telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable in respect of the said premises and to

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


          pay all necessary deposits for the supply of electricity and other services to the said premises.

     3.5  AUTOPAY

          To, if so required by the Landlord, settle and effect payments of the said rent, the said management and air-conditioning fees, the rates and all other charges payable hereunder in respect of the said premises by way of autopay to such bank(s) and account(s) as the Landlord may direct from time to time.

     3.6  FITTING OUT

          3.6.1 To fit out the interior of the said premises in accordance with such plans and specifications as shall have been first submitted by the Tenant to and approved in writing by the Landlord in the manner set out in Second Schedule in a good and proper workmanlike fashion using good quality materials and in all respects in a style appropriate to a first class office.

          3.6.2 The Tenant shall employ, at his own expense, only the Landlord's nominated consultants or contractors for the purpose of design appraisal, carrying out, installing and maintaining all such works associated with the connection of all electrical and mechanical engineering works and arrangements including but not confined to sprinkler system, security system, plumbing and drainage system, air-conditioning system and all their ducting and control units in the said premises or from the said premises to the relevant main systems in the said building.

          3.6.3 In carrying out any approved work hereunder, the Tenant shall and shall cause his servants agents contractors and workmen to cooperate fully with the Landlord and with other tenants or contractors carrying out any work in the said building. The Tenant shall obey and cause his servants agents contractors and workmen to obey and comply with all instructions and directions which may be given by the Landlord its servants agents or other authorized representatives in connection with the carrying out of such work.

     3.7  GOOD REPAIR OF INTERIOR

          To keep all the interior of the said premises including the flooring, interior plaster or other finishes or rendering to walls, floors, ceilings and the shop fronts (if any) of the said premises and the Landlord's fixtures fittings and

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          additions therein (if any) including all doors, windows, sprinkler system, electrical and/or gas or other utility installations and wiring plant and ducting and internal decorations in good, clean and tenantable repair and condition and as may be appropriate from time to time properly painted and decorated and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the said term in like condition. In particular, but without in any way limiting the foregoing:

          3.7.1     Replacement of windows

                    To reimburse to the Landlord the cost of replacing all broken and damaged windows of the said premises (or elsewhere if used exclusively by the Tenant) whether the same be broken or damaged by the negligence of the Tenant or by circumstances beyond the control of the Tenant.

          3.7.2     Repair of electrical installations

                    To repair or replace, if so required by the appropriate supply company, statutory undertaker or authority as the case may be under the terms of any Electricity Supply or similar Ordinance for the time being in force or any Orders in Council or Regulations made thereunder, all electrical wiring installations and fittings within the said premises from the Tenant's meter(s) to and within the same.

          3.7.3     Good repair of lavatories

                    To, at the expense of the Tenant, keep the lavatories and water apparatus as are located within the said premises or elsewhere if used exclusively by the Tenant his servants agents and licensees in good, clean, hygienic and tenantable state and in proper repair and condition at all times during the said term to the satisfaction of the Landlord and in accordance with the Regulations or bye-laws of all Public Health and other Government authorities concerned.

          3.7.4     Cleaning of windows

                    To keep the said premises including all external windows and lights at all times in a clean and sanitary state and condition.

          3.7.5     Replacement of damaged bulbs

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                    To reimburse to the Landlord the cost of replacing any
                    damaged, broken, defective or burned out electric light bulbs, tubes and globes in the said premises which may be provided by the Landlord.

          3.7.6     Indemnification of Landlord

                    To be wholly responsible for any loss, damage or injury caused to any other person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the said premises or any fixtures or fittings therein for the repair of which the Tenant is responsible hereunder or in any way owing to the spread of fire or smoke or overflow of water from the said premises or any part thereof or through the act or default of the Tenant his servants agents licensees or customers, and to make good the same by payment or otherwise, and to indemnify the Landlord against all actions, proceedings, claims and demands whatsoever made upon the Landlord by any person in respect of any such loss, damage or injury and all costs and expenses incidental thereto, and to effect adequate insurance cover in respect of such risks at the discretion of the Landlord.

          3.7.7     Cleaning contractor

                    To employ a cleaning contractor at his sole expense for cleaning the said premises as may be approved by the Landlord.

     3.8  CLEANSING OF DRAINS

                    To keep in good order and condition all the drains and pipes in the said premises and to pay on demand to the Landlord or its agent the cost incurred by the Landlord in cleansing, clearing, repairing or replacing any of the drains piping or other plumbing choked or stopped up owing to careless or improper use by the Tenant, his servants, agents, assistants, licensees, customers, workmen, visitor or any persons authorized by him.

     3.9  REMOVAL OF GARBAGE

          3.9.1 To be responsible at his own expense for the removal of garbage and refuse from the said premises to such location as shall be specified by the Landlord or its agents from time to time and to use only that type of refuse container as is specified by the Landlord or its agents from time to time.

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          3.9.2     In the event of the Landlord providing a collection services for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.

          3.9.3 To render full co-operation to the cleaning contractors and the neighbouring tenants with a view to keeping the whole of the said building at all times in a neat and tidy condition.

     3.10 DIRECTORY BOARD

          To pay the Landlord or its agents immediately upon demand the cost of affixing, repairing, altering or replacing as necessary the Tenant's name on the Directory Board (if any) provided by the Landlord. The Tenant's name to appear on the Directory Board shall strictly be in accordance with that appearing in this Agreement unless prior written consent to name otherwise has first been obtained from the Landlord.

     3.11 GOOD REPAIR OF FIRE FIGHTING AND SECURITY EQUIPMENT

          To ensure at all times that all fire alarms, fire fighting equipment, roller shutters (if any) and other equipment for security purposes (if any) provided by the Landlord shall not be disrupted, interrupted, damaged or caused to be defective through the act, default or neglect of the Tenant, his servants, agents, licensees or customers.

     3.12 PROTECTION FROM TYPHOON

          To take all reasonable precautions to protect the interior of the said premises from storm or typhoon damage.

     3.13 AIR-CONDITIONING OF PREMISES

          Where any plant machinery or equipment for cooling or circulating air is installed in or about the said premises the Tenant will to the extent of the Tenant's control over the same at all times use and regulate the same to ensure that the air-conditioning plant is employed to best advantage in the conditions from time to time and without prejudice to the generality of the foregoing will operate and maintain such air-conditioning plant within the said premises as the Landlord may reasonably determine to ensure a reasonably uniform standard of air cooling or conditioning throughout the said building.

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     3.14 SECURITY SYSTEM

          To ensure that his own security system within and at the entrance of the said premises is at all times compatible with and linked up to the security system for the said building provided and operated by the Landlord (if any).

     3.15 ENTRY ON PREMISES


          3.15.1 To permit the Landlord, its agents and all persons authorized by it with or without tools and workmen or others and with or without appliances at all reasonable times to enter and view the state of repair of the said premises, to take inventories of the fixtures therein, to carry out any works or repairs which are required to be done provided that in the event of emergency the Landlord, its servants or agents and all persons authorized by it may enter without notice and forcibly if need be and, during the last three
                    (3) months of the said term, to show the said premises or any part thereof to prospective tenants or purchasers.

          3.15.2 To permit the Landlord and its other tenants and all persons authorized by the Landlord to have the free and uninterrupted use (in common with the Tenant) of all gas and water pipes electricity and other wires flues and drains in through and under the said premises.

     3.16 EXECUTION OF REPAIRS

          3.16.1 On receipt of any notice from the Landlord or its authorized representatives specifying any works or repairs which are required to be done by the Tenant and/or which are the responsibilities of the Tenant hereunder, forthwith to put in hand and execute the same with all possible dispatch and without any delay.

          3.16.2 If the Tenant shall at any time make default in the performance of any of the agreements herein contained for or relating to the repair decoration treatment preservation protection or condition of the said premises then to permit the Landlord and all persons authorized by the Landlord to enter upon the said premises and repair decorate treat preserve protect and make good the same at the expense of the Tenant (but no such entry repair decoration treatment preservation protection and marring good shall prejudice the right of re-entry under the provisions hereinafter contained) and to repay to the Landlord on demand the cost of such repair

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


                    decoration treatment preservation protection and making good including surveyor's and solicitor's fees and charges reasonably incurred by the Landlord in respect thereto.

     3.17 KEEP PREMISES OPEN FOR BUSINESS

          To keep the said premises open for business at all reasonable times of the year (except Sundays and public holidays) during the normal business hours (as defined in Part 9 of First Schedule under the designation "the said normal business hours") Provided that the said normal business hours may be altered from time to time by the Landlord at its discretion. Without prejudice to the generality of the foregoing any suspension of the Tenant's business for a period of more than seven (7) days without the prior consent of the Landlord shall constitute a material breach of this provision entitling the Landlord to determine this Agreement and to regain possession of the said premises.

     3.18 LOADING OF FOOD

          To load and unload goods, food and food containers only at such times and through such entrances and by such service lifts (if any) as shall be designated by the Landlord for this purpose from time to time.

     3.19 DAMAGE & DEFECTS

          3.19.1    Notice of damage

                    To give notice to the Landlord or its agents of any damage that may be suffered to the said premises and of any accident to or defects in the water pipes, gas pipes (if any), electrical wiring or fixtures or other facilities provided by the Landlord provided always that the said facilities of and in the said premises shall be maintained at the Tenant's costs.

          3.19.2    Common areas

                    To pay to or reimburse to the Landlord the cost of any damage caused to any part of the common areas of the said building occasioned by the Tenant his licensees employees agents or contractors or any other person claiming through or under the Tenant.

     3.20 COMPLY WITH REGULATIONS

          To observe and comply with the regulations or requirements (hereinafter referred to as "the Regulations") stated in notices or announcements from time

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


          to time made or issued by the Landlord or its agent for the maintenance and management of the said building including the time and arrangement for operating the equipment, escalators, lighting and the use of the entrance and passageways.

     3.21 COMPLY WITH ORDINANCES ETC.

          To obey and comply with and to indemnify the Landlord against the breach of all ordinances, regulations, bye-laws, rules and requirements of any Governmental or other competent authority relating to the use and occupation of the said premises and the conduct and carrying on of the Tenant's business on the said premises or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant.

     3.22 DEFAULT OF AGENTS ETC.

          To be responsible to the Landlord for the act, neglect, default or omission of any contractor, servant, agent, visitor, customer and licensee of the Tenant as if they were the acts, neglects, defaults or omission of the Tenant himself and to indemnify the Landlord against all costs claims demands expenses or liability to any third party in connection therewith and for the purposes of this Agreement "licensee" shal1 include any person present in, using or visiting the said premises with the consent of the Tenant whether express or implied.

     3.23 BUILDING RULES

          To obey and comply strictly with the Regulations from time to time adopted by the Landlord or the manager appointed (hereinafter called "the Manager") in accordance with the Deed of Mutual Covenant and Management Agreement and the Sub-Deed of Mutual Covenant relating to the said building (if any), (hereinafter collectively called "the said Deed of Mutual Covenant") so far as the same relate to the said premises, and to conduct the business of the Tenant so as not to prejudice the goodwill and reputation of the said building in which the said premises are located as a first class commercial centre.

     3.24 USER

          3.24.1    User of premises

                    To use the whole of the said premises only for the purpose set forth in Part 8 of First Schedule (hereinafter referred to as "the said user") and not to use or permit the said premises or any part thereof to be used for any purpose other than as an office only and without prejudice to the foregoing to obtain any licence approval or permit required by the Government or any other competent authority in connection with the Tenant's use or occupation of the $aid premises prior to the commencement of the Tenant's business and to maintain the same in force during the currency of this tenancy and to indemnify the Landlord against the consequences of a breach of this provision.


          3.24.2    Illegal or immoral use

                    Not to use or permit or suffer the said premises to be used for the purpose of gambling or for any improper, illegal or immoral purpose or in any way so as to cause nuisance annoyance inconvenience or damage to the Landlord or other tenants or occupiers of the said building.

          3.24.3    Sleeping on premises

                    Not to use or permit or suffer the said premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance (Cap. 7) or other similar legislation for the time being in force nor to allow any person to remain in the said premises overnight.

     3.25 PREPARATION OF FOOD

          Save and except where the permitted use of the said premises is specifically for restaurant purposes not to prepare or permit or suffer to be prepared any food in the said premises and not to cause or permit any offensive or unusual odours to be produced upon, or to permeate through or emanate from the said premises.

     3.26 GOODS

          Not to use or permit or suffer the said premises or any part thereof to be used for the purpose of the manufacture of goods and merchandise or for the storage of goods and merchandise other than in normal quantities consistent with the nature of the Tenant's trade or business carried on therein.

     3.27 NOISE

          Not to produce or permit or suffer to be produced any music or noise (including sound produced by broadcasting or any apparatus or equipment capable of producing, reproducing, receiving or recording sound) so as to be audible outside the said premises which may be a nuisance or annoyance to the tenants or occupiers of other premises in the said building.

     3.28 NUISANCE

          Not to do or permit or suffer to be done any act or thing which may be or become a nuisance annoyance damage or disturbance to the Landlord or to the tenants or occupiers of other premises in the said building or in any adjoining or neighbouring building.

     3.29 COMPLIANCE WITH CROWN LEASE

          Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever which amounts to a breach of any of the terms and conditions under which the Land (as defined in Part 3 of First Schedule under the designation "the Land") is held from the Crown (hereinafter referred to as "the Grown lease") or of the said Deed of Mutual Covenant or whereby any insurance of the said building against loss or damage by fire and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereof may be increased Provided that if as a result of any act, deed, matter or thing done permitted or suffered to be done by the Tenant, the premium on any such policy of insurance shall be increased, the Landlord shall be entitled at its option either to terminate this Agreement or to continue the same upon payment by the Tenant of the increased premium and upon such other terms and conditions as the Landlord may, at its discretion, think fit to impose. The Tenant shall indemnify the Landlord against any breach, non-observance or non-performance of any terms of the Crown lease or the said Deed of Mutual Covenant.

     3.30 GUNS AND AMMUNITION

          Not to keep or store or cause or permit or suffer to be kept or stored in the said premises any arms, ammunition, gun-powder, salt-petre, kerosene or other explosive or combustible substance or goods of a hazardous nature.

     3.31 ALTERATIONS

          3.31.1 Not to make or permit any alterations or additions nor to put up any fixtures, partition or other erection on any part of the said premises nor to pull down, alter or remove any portions of the doors windows partitions fixtures and fittings thereof nor to make any alterations in the architectural features of facing or to the electrical installation or wiring thereof nor to install any air-conditioning unit, plant, apparatus or machinery nor to cut maim or injure or suffer to be cut maimed or injured any doors windows walls partitions fixtures or fittings thereof without the previous consent in writing of the Landlord or its agents in accordance with the provisions hereof. At the expiration or sooner determination of this Agreement the Tenant shall at his own expense remove all alterations, decoration or partitions so erected or installed by the Tenant and restore the said premises to their original tenantable state upon being required so to do by the Landlord.

          3.31.2 In carrying out any approved work in accordance with the provisions of this Clause the Tenant, his servants agents contractors and workmen shall obey and comply with all instructions and directions which may be given by the Landlord or other authorised representatives in connection with the carrying out of such work.

          3.31.3 Any fees or expenses incurred by the Landlord in connection with the giving of consents hereunder shall be borne by the Tenant.

     3.32 INSTALLATION OF ELECTRICAL WIRING

          Not to install any electrical wiring in the said premises or any part thereof ( without the previous written consent of the Landlord and in accordance with the provisions hereof and in carrying out any work to the electrical installation and/or wiring, the Tenant shall use only a contractor previously approved by the Landlord in writing for the purpose.

     3.33 USE OF TOILET FACILITIES

          Not to use or permit or suffer the toilet facilities provided by the Landlord to be used for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown therein any foreign substance of any kind and the Tenant shall pay to the Landlord on demand the whole expense of any o breakage, blockage or damage resulting from a violation of this Clause.

     3.34 DAMAGE TO INSTALLATIONS

          3.34.1 Not to damage mark or deface or permit or suffer to be damaged marked or defaced any structures, fixtures, decorations, installations, outside the said premises including air-conditioning units, cloakroom, service pantries, halls, passages, staircases, drainage wells, walls, ceilings, and to pay on demand to the

                    Landlord the cost and expenses incurred by the Landlord In repairing making good such damage or cleaning the same.

          3.34.2 Not without the consent of the Landlord to drive or insert or permit or suffer to be driven or inserted any nails, screws, hooks, brackets or similar articles into the ceiling, doors, walls, window beams or floor of the said premises.


          3.34.3 To reimburse to the Landlord or its agent the cost of making good replacing or removing any air-conditioning units or sprinkler system or other part of such apparatus or installation within the said premises which is damaged or rendered defective by the Tenant.

     3.35 SIGNS

          Not to exhibit display erect put up or affix within or on the exterior of the said premises or to or through any windows thereof or in any common area of the said building any advertising sign, signboard, notice, decoration placard, neon light of any kind or other thing whatsoever whether illuminated or not which may be visible from outside the said premises unless the size and design are first approved in writing by the Landlord and the Director of Buildings and Lands if such approval is necessary under special condition no. 21 of New Grant No. 11878 and provided the same does not extend beyond the exterior boundary of the said premises. The Tenant shall not display any name-plate or signboard other than that of the Tenant only at the entrance to the said premises, the size and position of such name-plate or signboard shall be subject to the approval of the Landlord and any approval to be granted shall be subject to such conditions as the Landlord may think fit and the Landlord shall have right to remove at the cost and expense of the Tenant any signboard, sign decoration or thing which shall be affixed put up exhibited or displayed without the prior approval of the Landlord.

     3.36 LOCKS

          Not without the previous written consent of the Landlord, to alter the existing locks, bolts and fittings on the entrance door(s) to the said premises, nor to install any additional locks, bolts or fittings thereon.

     3.37 OBSTRUCTION OF PASSAGES

          Not to encumber or obstruct or permit to be encumbered or obstructed with any boxes packaging or other obstruction of any kind or nature any of the entrances, staircases, landings, passageways, lifts, lobbies or other parts of the said building in common use and not to leave rubbish or any other article or thing in any part of the said building not in the exclusive occupation of the

     3.38 CABLES AND WIRING

          Not to lay install affix or attach any wiring, cables or other article or thing in or upon any of the entrances, staircases, landings, passageways, lobbies or public areas.

     3.39 ASSIGNMENT

          Not to assign underlet or otherwise part with the possession of the said premises or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains or obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession, and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall at the option of the Landlord absolutely determine and the Tenant shall forthwith surrender and vacate the said premises on notice to that effect from the Landlord. The tenancy hereby created shall be personal to the Tenant named in Part 2 of First Schedule and without in any way limiting the generality of the foregoing the following acts and events shall, unless approved in writing by the Landlord, be deemed to be breaches of this Clause:


          3.39.1 In the case of the Tenant being a partnership the taking in of one or more new partner(s) whether on the death or retirement of an existing partner or otherwise.

          3.39.2 In the case of the Tenant being an individual (including a sole surviving partner or a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

          3.39.3 In the case of the Tenant being a corporation any take-over reconstruction amalgamation merger voluntary liquidation or voting shares or who otherwise has or have effective control general.

          3.39.4 The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same.

          3.39.5 The change of the Tenant's business name without the previous written consent of the Landlord which consent shall not be unreasonably withheld or delayed.

     3.40 ANIMALS

          Not to keep or permit or suffer to be kept any animals or pets inside the said premises and to take all such steps and precautions to the satisfaction of the Landlord to prevent the said premises or any part thereof from becoming infested by termites, rats, mice, cockroaches or any other pest or vermin and for better observance of this provision the Landlord may require the Tenant to employ at the Tenant's cost such pest extermination contractors as the Landlord may nominate and at such intervals as the Landlord may direct.

     3.41 TOUTING

          Not to permit any touting or soliciting for business or distributing of any pamphlets, notices or advertising matter to be conducted outside or near the said premises or in any part of the said building by any of the Tenant's servants, agents or licensees

     3.42 HEAVY MACHINERY

          Not to move any safe, heavy machinery, equipment or fixtures in and out of the said building or install or permit or suffer to be installed in the said premises any such safe, heavy machinery, equipment or fixtures without first obtaining the Landlord's written consent. The intention being that no weight shall be imposed on any part of the flooring in excess of that for which it was designed. The Landlord shall be entitled to prescribe the maximum weight and permitted location of such safe, heavy machinery, equipment or fixtures. The Tenant shall keep the Landlord indemnified against all damages sustained by any person or property and of any damages or moneys paid out by the Landlord in settlement of any claim or judgement as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the said premises or the said building and its appurtenances resulting from movement of any safe, heavy machinery, equipment or fixtures.

     3.43 FIRE GRILLES

          Not to erect affix install or attach in/on/at the door(s) or entrance(s) of the said premises any metal grille or shutter or gate which shall in any way contravene the regulations of the Fire Services Department or other competent authority concerned from time to time in force and/or which may in any way impede the free and uninterrupted passage over through and along any of the entrances, staircases, landings, passageways, lifts, lobbies or other parts of the said building in common use. The design colour and installation of any metal grille or shutter or gate shall be subject to the prior written approval of the Landlord.

     3.44 YIELD UP PREMISES

          To quietly yield up the said premises together with all fixtures, fittings and additions therein and thereto at the expiration or sooner determination of this Agreement in good, clean and tenantable repair and condition in accordance with the stipulations herein contained and to the satisfaction of the Landlord or the Landlord's representatives notwithstanding any rule of law or equity to the contrary Provided That all personal property, trade fixtures and fittings alterations and additions therein and thereto of the Tenant of a non-structural nature with or without the Landlord's written consent shall, if so required by the Landlord, be removed by and at the expense of the Tenant at the expiration or sooner determination of this tenancy and in such event the Tenant shall reinstate remove or do away with such personal property, trade fixtures and fittings alterations and additions and make good and repair in a good and workmanlike manner all damage caused by such removal And thereupon to surrender to the Landlord all keys giving access to all parts of the said premises held by the Tenant and to remove at the Tenant's expense all lettering and characters from all the doors, walls or windows of the said premises and make good any damage caused by such removal.

     3.45 ELECTRICAL AND TELEPHONE WIRING

          To be responsible for all electrical wiring to the light fittings and to the other electrical outlets installation in the said premises and the connection thereof to the Electricity Authority meters, and to make his own arrangements with The Hong Kong Telephone Company Limited with regard to the installation of the telephones in the said premises, but the installation of lines therefor outside the said premises must be in accordance with the Landlord's directions. All mechanic and electrical works must be carried out by the Landlord's contractor only at the Tenant's own expense.

     3.46 AERIALS

          Not to affix to the external part of the said premises or to the said building or any part thereof any aerial or similar apparatus.

     3.47 PROHIBITED NAMES

          Not to name or include in the name of the business or company operated by the Tenant the name "Cheung Sha Wan Plaza" or any name similar thereto and not at any time to change the name of the business or company to include any such name as aforesaid.

     3.48 AUCTIONS & SALE

          Not to conduct or permit any auction fare bankruptcy close out or similar sale of things or properties of any kind to take place on the said premises Provided that this provision shall not preclude the conduct of genuine periodic seasonal or promotional sales.

     3.49 BREACH OF INSURANCE POLICY

          Not to cause or suffer or permit to be done any act or thing whereby the policy or policies of insurance on the said building and/or premises against damage by fire or liability to Third Parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premia thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach of this Clause.

4    LANDLORD'S OBLIGATIONS

     The Landlord hereby agrees with the Tenant as follows:

     4.1  PROPERTY TAX

          To pay the Property Tax payable in respect of the said building during the said term.

     4.2  QUIET ENJOYMENT

          That the Tenant on paying the said rent, management and air-conditioning fees, rates and other outgoings hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed shall peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

     4.3  AIR-CONDITIONING

          4.3.1 The Landlord shall provide and maintain air-conditioning but the Landlord shall not be liable to the Tenant nor shall the Tenant have any claim against the Landlord in respect of any interruption in any of the services hereinbefore mentioned by reason of the necessary repair or maintenance of any installation or apparatus or any damage thereto or destruction thereof by fire water act of God or other cause beyond the Landlord's control or by reason of electrical mechanical or other defect or breakdown or faults or other inclement conditions or unavoidable shortage of fuel material water or labour or any act omission or negligence of any contractor attendants watchmen or servants of the Manager or the Tenant in or about the performance or purported performance of any duty relating to the provision of such services by any of them.

          4.3.2 The Landlord reserves the right to change the days and hours during which the central air-conditioning system is operated in the said building. Unless and until otherwise changed, the daily operating hours of the central air-conditioning system in respect of the said premises are between the hours of 8:00 a.m. and 6:00 p.m. from Mondays through Fridays (both days inclusive) and between the hours of 8:00 a.m. and 1:00 p.m. on Saturdays and no air-conditioning on Sundays and public holidays.

5    OTHER TERMS AND CONDITIONS

     It is hereby further expressly agreed and declared as follows:

     5.1  SALE AND REDEVELOPMENT

          If at any time during the said term the Landlord shall resolve to redevelop the said building or any part thereof whether wholly by demolition and rebuilding or otherwise, or partially by renovation, refurbishment or otherwise (which intention to redevelop shall be sufficiently evidenced by a copy of a resolution of its Board of Directors certified to be true and correct by its Secretary) or shall have entered into any agreement for sale and purchase of the said building or any part thereof which shall include the said premises, then in any of such events the Landlord shall be entitled to give not less than six (6) months' notice in writing to terminate this Agreement. Immediately upon the expiration of such notice, this Agreement shall be terminated absolutely and neither party shall have any claim against the other in respect thereof but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach nor to the Tenant's right to the refund of deposit paid hereunder.

     5.2  INTEREST AND DISCONNECTION OF ELECTRICITY, ETC.

          That if the Tenant shall have failed to pay the said rent on the date specified in Clause 1 or shall have failed to pay the said management and air-conditioning fees, rates and all outgoings in respect of the said premises within fourteen (14) days after the same shall have become payable (whether formally demanded or not) the Landlord shall without prejudice to its other rights and remedies hereunder, be entitled to charge and the Tenant shall pay interest on the arrears of the said rent or the outstanding amount of the said management and air-conditioning fees, rates and all outgoings thereof at the rate of two and a half percent (2.5%) per month from the date the same are due until payment together with all solicitor's costs and disbursements on a solicitor and client basis incurred for demanding and enforcing payment of the said arrears or outstanding sums in Court or otherwise on demand and until payment the same shall be deemed a debt due and payable by the Tenant to the Landlord Provided always that the Landlord shall, in addition to the interest above, be entitled to disconnect or cause to disconnect electricity and/or water supp1y to the said premises in the event that any payment to be made to the Landlord hereunder shall be more than fourteen (14) days in arrears and the Tenant shall pay or indemnify the Landlord against al1 charges and expenses for reconnecting such electricity and/or water supply to the said premises.

     5.3  ALTERATIONS TO SYSTEMS

          The Tenant shall not make any alterations or additions to the electrical and mechanical installation, air-conditioning ducting, the plumbing and drainage system and sprinkler system of the said premises unless and until the same shall first be approved by the Landlord. The Tenant shall bear such consultation fees as may be charged by the Landlord's consultants in respect of such approval and further the Tenant shall at his sole expense employ the consultants and the contractors as specified by the Landlord to carry out such approved alterations or additions and upon determination of the tenancy hereby created if upon being required by the Landlord the Tenant shal1 forthwith also employ such consultants and contractors at his own expense to remove all such alterations and additions.

     5.4  DEFAULT IN PAYMENT OF RENT

          If the rent hereby agreed to be paid or any part thereof shall be unpaid for fourteen (14) days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt, or being a corporation shall go into liquidation (whether compulsory or voluntary) for bankruptcy, or if any petition shall have been filed against the Tenant or if any petition for the winding up of the Tenant in case of a limited company shall have been filed, or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the said premises or otherwise on the Tenant's goods, then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any breach or non-observance or non-performance of any of the agreements, stipulations or conditions herein contained and on the Tenant's part to be observed and performed and to the Landlord's right to deduct all loss and damage thereby incurred from the said deposit paid by the Tenant in accordance with Clause 2.

     5.5  RE-ENTRY

          A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry and/or determination herein contained shall be a full and sufficient exercise of such power without actual entry on the part of the Landlord.

     5.6  ACCEPTANCE OF RENT

          Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements, terms, stipulations and conditions herein contained and on the Tenant's part to be observed and performed.

     5.7  OVERFLOW OF WATER

          The Landlord shall not be under any liability whatsoever to the Tenant or to any other person whomsoever in respect of any loss damage or injury to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water from anywhere within the said building. The Tenant shall fully and effectually indemnify the Landlord from and against all claims demands actions and legal proceedings whatsoever, made against the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water from the said premises or to the neglect or default of the Tenant, his servants, agents or licensees or to the defective or damaged condition of the interior of the said premises or any fixtures or fittings for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim, demand, action and legal proceedings.

     5.8  ABATEMENT OF RENT

          If the said premises or the said building or any part thereof at any time shall be destroyed or so damaged by fire, (not attributable to the act or default of the Tenant), water, storm, wind, typhoon, Act of God, force majeure or any other cause beyond the control of the Landlord not attributable to the act or default of the Tenant as to render the said premises unfit for commercial use and the policy or policies of insurance effected by the Landlord shall not have been vitiated on payment of policy moneys or refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this Agreement the said premises and/or building shall be condemned as a dangerous structure or a demolition or closure order shall become operative in respect of the said premises and/or building or the said premises is entirely inaccessible due to any cause whatsoever, the said rent or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall cease to be payable until the said premises and/or building or part thereof shall have been restored or reinstated and shall be again rendered fit for occupation and use Provided Always that the Landlord shall be under no obligation to repair or reinstate the said premises and/or building or part thereof And Provided further that should the said premises and/or building or part thereof not have been repaired or reinstated in the meantime either the Landlord or the Tenant may after six (6) months of the occurrence of the destruction or damage or order give to the other of them notice in writing to determine the tenancy hereby created and thereupon the same and everything herein contained shall cease and be of no further effect and the Landlord shall return to the Tenant the said deposit but without everything herein contained shall cease and be of no further effect and the prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the said rent prior to such notice.

     5.9  LANDLORD NOT LIABLE FOR BREAKDOWN

          The Landlord shall not under any circumstance be liable to the Tenant for any defect in or breakdown of the lifts escalators or ventilation system air-conditioning system condenser water supply system (if any) electric power and water supplies nor shall the said rent or the said management and air-conditioning fees abate or cease to be payable on account thereof.

     5.10 DEEMED DEFAULT OF TENANT

          For the purpose of this Agreement, any act, default, neglect or omission of any servant, agent or licensee (as hereinbefore defined) of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

     5.11 DISTRESS OF RENT

          For the purposes of Part III of the Landlord and Tenant
          (Consolidation) Ordinance (Cap. 7) and any amendments thereto and of this Agreement, the said rent payable in respect of the said premises shall be and be deemed to be in arrears if not paid in advance at the time and in manner hereinbefore provided for payment thereof.

     5.12 CONDONING NOT A WAIVER

          No condoning, excusing or overlooking by the Landlord of any default, breach, non-observance or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach, non-observance or non-performance, or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach, and no waiver by the Landlord shall be inferred from, or implied by, anything done or omitted by the Landlord unless expressed in writing, and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.


     5.13 PERMISSION TO ENTER AND VIEW

          During the three (3) months immediately preceding the expiration or sooner determination of the said term the Tenant shall permit all persons having written authority from the Landlord to enter and view the said premises and every part thereof at all reasonable times and the Landlord shall be at liberty to affix and maintain without interference upon any external part of the said premises a notice stating that the said premises are to be let or to be sold and such other information in connection therewith as the Landlord shall reasonably require during the said period of three (3) months.

     5.14 NOTICES

          Any notice required to be served hereunder shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the said premises or the Tenant's fact known place of business or residence in Hong Kong and, if to be served on the Landlord and sent by prepaid post to or delivered at the Landlord's registered office.

     5.15 INSURANCE

          The Tenant shall effect and maintain during the currency of the tenancy hereby created insurance cover in respect of third party liability for loss injury or damage to any person or property whatsoever caused through or by any act default or neglect of the Tenant which might give rise to a claim for indemnity pursuant to Clause 3.7.6. The policy of insurance shall be effected with an insurance company nominated by the Landlord and shall be endorsed to show the Landlord as registered owner of the said premises and shall be in an amount of not less than Hong Kong Dollars Five Million Only (HK$5,000,000.00) for any one claim and shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled modified or restricted without the prior consent of the Landlord. The Tenant hereby further undertakes to produce to the Landlord as and when required by the Landlord such policy of insurance together with a receipt for the last payment of premium and a certificate from the insurance company that the policy is fully paid up and in all respect valid and subsisting.

     5.16 ADDITIONAL AIR-CONDITIONING

          If the Tenant shall require additional air-conditioning services outside the said normal business hours of the said premises, the Tenant shall give to the Landlord not less than one (l) day's prior notice in writing stipulating at what times the Tenant shall require additional air-conditioning supply. All costs and expenses 60 incurred shall be on the Tenant's account payable at the rate of HK$105.00 per additional supply per day or HK$0.03 per hour per square foot (subject to variation from time to time at the Landlord's reasonable discretion), whichever is the higher Provided Always that a minimum charge at the said rate calculated for two (2) hours per day shall be paid by the Tenant on each time the said premises shall receive additional air-conditioning supply. The terms of the deviation and additional air-conditioning supply shall be at Landlord's discretion and the Tenant shall be required to sign the necessary undertaking before the provision of such additional air-conditioning.


     5.17 CHANGE OF NAME OF BUILDING

          The Landlord shall at any time and from time to time during the said term be entitled to name the said building with any such name or style or names or styles as it in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such name(s) Provided that the Landlord shall give not less than three (3) months' notice to the Tenant to that effect and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceedings or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

     5.18 ALTERATIONS TO BUILDING

          The Landlord reserves the right from time to time to improve extend add to or reduce the said building or in any manner whatsoever alter or deal with the said building (other than the said premises) including but not limited to increasing or reducing the number of shops and units in each floor of the said building to such numbers as the Landlord may in its absolute discretion think fit and the creation, alteration and extinguishment of any right of way to and from or along the said premises, the layout of the shop units and any other units in each floor of the said building and any other right of way, corridors and common areas in the said building and the Landlord shall not be liable for and the Tenant shall have no claim whatsoever against the Landlord in any event for any loss, damages or compensation whatsoever resulting directly or indirectly from the Landlord exercising such right.

     5.19 FUNCTIONS & DISPLAY

          Notwithstanding anything herein contained or implied to the contrary the Landlord may permit any person or organisation to hold any function or exhibition, or display any merchandise in any part or parts of the common areas at such times and upon such terms and conditions as the Landlord may in its absolute discretion think fit.

     5.20 PUBLIC ADDRESS SYSTEM

          Notwithstanding anything herein contained or implied to the contrary the Landlord may provide and install a public address system throughout the common areas and may play, relay or broadcast or permit any other person to play, relay or broadcast recorded music or public announcement thereon.

     5.21 WILFUL SUSPENSION ETC.

          The Tenant shall not do or suffer anything to be done on the said premises which may injure the image of the said building as first class commercial centre and without limiting the generality of the foregoing any wilful suspension of business (whether acting alone or in concert with some other tenants of the said building) shall constitute a material breach of this Clause and entitling the Landlord to determine this Agreement forthwith and to regain possession of the said premises in which case the Landlord may, apart from forfeiting the said deposit under Clause 2, also claim damages which may be caused to the goodwill of its business or to the image of the said building as a result of the Tenant's breach aforesaid.

     5.22 INDEMNITY

          The Tenant shall fully indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord in respect of any loss and damage by fire to any person whomsoever caused by or in any way owing to the negligence of the Tenant.

     5.23 REGULATIONS

          5.23.1    Conflict

                    The Regulations hereinbefore mentioned in Clause 3.20 shall be supplementary to the terms and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between the Regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.

          5.23.2    Exclusion of inability

                    The Landlord shall not be liable for any loss or damage however caused arising from any non-enforcement of the Regulations or non-observance thereof by any third party.

     5.24 SECURITY

          The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever for the security or safekeeping of the said premises or any contents therein and in particular but without prejudice to the generality of the foregoing the provision by the Landlord of watchmen and caretakers or any mechanical or electrical systems of alarm of whatever nature shall not create any obligation on the part of the Landlord as to the security of the said premises or any contents therein and the responsibility for the safety of the said premises and the contents thereof shall at all times rest with the Tenant nor shall the rent and other charges hereinbefore mentioned or any part thereof abate or cease to be payable on account of any of the foregoing.

     5.25 INTERPRETATION

          Unless the context otherwise requires, words herein importing the masculine gender shall include the feminine and neuter and words herein in the singular shall include the plural and vice versa.

6    SPECIAL CONDITIONS

     The parties hereto further agree that they shall respectively be bound by and entitled to the benefit of the Special Conditions (if any) set out in
     Part 10 of First Schedule Provided that if there is any inconsistency or conflict between the provisions of the above Clauses and the provisions of the Special Conditions, the latter shall prevail.

7    COSTS

     All costs of Messrs. Lo and Lo of and incidental to the preparation, completion, stamping and registration of this Agreement and the stamp duty, registration fee and other expenses on the same and its counterpart shall be borne and paid by the parties hereto in equal shares. If the Tenant employs his own solicitors, the Tenant shall pay as well half the Landlord's solicitors' full costs (at 75% of scale charges) plus half of the stamp duty, registration fee and other expenses payable on this Agreement and its counterpart as his own legal costs and expenses.

8    HEADINGS & INDEXES

     The headings and indexes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or be in any way affected or limited thereby.

9    KEY MONEY

     The Tenant hereby expressly declares that for the grant of the said term no key money or other premium or consideration has been paid to the Landlord or to any person.

10   NO WARRANTY

     This Agreement sets out the full agreement reached between the parties and supersedes all previous agreements whether parol or in writing express or implied between the parties hereto and no other representations have been made or warranties given relating to the said building or the said premises.

          AS WITNESS whereof the hands of the parties hereto the day and year first above written.

                                 FIRST SCHEDULE
                       PARTICULARS AND SPECIAL CONDITIONS

                                     PART 1
                                  THE LANDLORD

LAI SUN DEVELOPMENT COMPANY LIMITED (Company No.5532) whose registered office is situate at 11th Floor, Lai Sun Commercial Centre, 680 Cheung Sha Wan Road, Kowloon.

                                     PART 2
                                   THE TENANT

NEWTECH (HONG KONG) LIMITED (Company No.72447) whose registered office is situate at Units 1112-1113, 11th Floor, Tower II, Cheung Sha Wan Plaza, 833 Cheung Sha Wan Road, Kowloon.

                                     PART 3
                                THE SAID PREMISES

All That Unit 1102 on the 11th Floor of Tower II of Cheung Sha Wan Plaza, No.833 Cheung Sha Wan Road ("the said building") erected on All That piece or parcel of ground registered in I the Land Registry as New Kowloon Inland Lot No.5955 ("the Land") as for the purpose of identification only shown on the plan(s) hereto annexed and thereon coloured Pink.

                                     PART 4
                                  THE SAID TERM

Twenty Four (24) months commencing on the 13th day of October 1997 and expiring on the 12th day of October 1999 (both days inclusive).

                                     PART 5
                                  THE SAID RENT

Dollars Forty Two Thousand Two Hundred Only (HK$42,200.00) Hong Kong Currency per month (exclusive of rates).

                                     PART 6
                  THE SAID MANAGEMENT AND AIR-CONDITIONING FEES

Dollars Seven Thousand Three Hundred And Eighty Five Only (HK$7,38O.00) Hong Kong Currency per month subject to review from time to time.

                                     PART 7
                                THE SAID DEPOSIT

Dollars One Hundred And Fifty Six Thousand Four Hundred And Thirty Five Only (HK$156,435.00) Hong Kong Currency, which is made up of as follows:
1.  The sum of HK$126,600.00 by way of rental deposit; and
2.  The sum of HK$22,155.00 by way of management and air-conditioning deposit;
    and
3.  The sum of HK$7,680.00 by way of rates and government rent deposit.

                                     PART 8
                                  THE SAID USER

Restricted to an office use only and for no other purpose whatsoever.

                                     PART 9
                          THE SAID NORMAL BUSINESS HOURS

Between the hours of 9:00 am and 6:00 pm from Mondays through Fridays (both days inclusive). Between the hours of 9:00 am and 1:00 pm on Saturdays.

                                     PART 10
                               SPECIAL CONDITIONS

1. Notwithstanding anything hereinbefore contained, the first Thirty One (31) days of the said term shall be rent-free. For the avoidance of doubt, it is expressly agreed that, notwithstanding the said rent-free period, the Tenant shall pay and discharge punctually the rates, the said management and air-conditioning fees and all other outgoings chargeable in respect of the said premises at all times during the said term, inclusive of the said rent-free period.
2. The said premises are let to the Tenant on an "as is" basis. The Tenant hereby declares that he has inspected and is fully satisfied with and accepts in all respects the existing state, condition, finishes and repair of the said premises and shall raise no objection

                                                                  FIRST SCHEDULE

     whatsoever in relation thereto. The Landlord shall not be required to do any work or repair to such state and condition of the said premises.

3. Notwithstanding that the said premises are to be delivered to the Tenant on an "as is" basis the Tenant hereby agrees that

     (a) in addition to the Tenant's obligation to yield up as hereinbefore provided, the Tenant shall at his own cost and expense reinstate the said premises to a "bare shell" condition at the expiration or sooner determination of the term hereby created Provided that the Landlord's fixtures and fittings within the said premises not intended to be destroyed or removed by the Landlord shall be kept in place intact; and

     (b) the Tenant shall for the purpose of such reinstatement allow sufficient time for the reinstatement work to be carried out to ensure that it can be completed on or before the said expiration or determination; and

     (c) the Tenant shall be responsible to make good any damages caused by such reinstatement work to the said premises and the Landlord's fixtures and fittings.

                                 SECOND SCHEDULE

                             FITTING OUT REGULATIONS

1. Prior to the commencement of fitting out works (hereinafter called "the Works") to the said premises the Tenant shall at his own cost prepare and submit the Landlord suitable drawing and specifications of the Works to be carried out by the Tenant together with schematic sketches showing intent of the Tenant's design and layout proposal (hereinafter collectively called "the Tenant's Plans") to enable the said premises to be fitted out and completed for the purposes specified in this Agreement.

2.   The Tenant's Plans shall, without limitation:
     (a) Include detailed drawing, plans and specifications for all partitioning.
     (b) Include detailed drawing, plans and specifications of all electrical installations which shall be connected to the electrical systems installed by the Landlord.
     (c) Include details of any proposed amendments, additions or alterations to any electrical mechanical or other building services.
     (d) Comply with all relevant Ordinance, Regulations and Bye-laws from time to time issued by the Hong Kong Government.

3. When the Tenants's Plans are submitted to the Landlord the Tenant shall also deposit with the Landlord:

     (a) A sum of HK$3,000.00 (or such sum as may be determined by the Landlord) to secure the due performance and observance of the Tenant's obligations during the fitting out period; and
     (b) A further sum of HK$1,240.00 (or such sum as may be determined by the Landlord) as deposit for provision of temporary electricity hereinbelow referred to.

          Provided that the said sum(s) shall be refunded to the Tenant without interest within thirty (30) days after the completion of the Works.

4. Notwithstanding the grant of rent-free period (if any) as aforesaid, the Tenant shall during the fitting out period pay to the Landlord a sum of HK$40.00 per day for 31 days as charge for provision of temporary electricity to the said premises during the fitting out period and the Landlord shall be at liberty to deduct any arrears of such payments from the deposit(s) paid by the Tenant under Regulation 3 of this Schedule.

5. In order to enable the building services of the said building to be effectively coordinated and controlled the Tenant agrees that all electrical wiring and other electrical works and approved alterations to the building services in or for the said premises shall be carried out at the tenant's expense only by contractors approved by the Landlord (such approval not to be unreasonably withheld).

6. The Landlord will consider the Tenant's Plans and may in its discretion accept or reject the Tenant's Plans or any part of them as it thinks fit within twenty-one (21) days after submission Provided That if the Tenant does not hear to the contrary from the Landlord as regards the Tenant's Plans within the said period of twenty-one (21) days the Tenant's Plans shall be deemed to have been accepted in total by the Landlord.

7. The Tenant shall pay and discharge all mechanical engineering and structural engineering consultant's fees and expenses (hereinafter called "the Vetting Fees") in connection with the consideration and approval of the Tenant's Plans or any modifications or amendments thereof and shall keep the Landlord fully indemnified against such fees and expenses. The Vetting Fees payable by the Tenant to the Landlord upon the signing of this Agreement is HK$NIL.

8. The Tenant shall also at his own expense arrange to remove the decoration waste and debris from the said premises and the said building to the outside dumping area or in such manner as the Landlord may direct from time to time. Any expenses incurred by the Landlord as a result of the Tenant's breach herein shall entitle the Landlord to deduct such expenses from the deposit(s) paid by the Tenant under this Schedule.

9. The Tenant hereby acknowledges that any delay howsoever occasioned either on the Tenant's part in submitting or resubmitting the Tenant's Plans or on the Landlord's part in approving the same will not entitle him to any extension of the said rent-free period.

SIGNED BY /s/ TAN LUP WAI FRANKY        )
--------------------------------        )
Franky, the director                    )    LAI SUN DEVELOPMENT CO., LTD.
for and on behalf of the Landlord       )
whose signature(s) is/are verified by:  )    /s/ ILLEGIBLE
                                             ------------------------------
                                                 AUTHORIZED SIGNATURE

NG PONG YIN FRANK
Solicitor,
Hong Kong SAR.

SIGNED by /s/ MR. OKAMOTO ICHIRO,       )
---------------------------------       )
The Director                            )    FOR AND ON BEHALF OF
for and on behalf of the Tenant         )    NEWTECH (HONG KONG) LIMITED
in the presence of:                     )
                                             /s/ ICHIRO OKAMOTO
                                             -----------------------------
                                                 Ichiro Okamoto
                                                 AUTHORIZED SIGNATURE

[LLEGIBLE]
SZE SAU HAN.
G694838(2)


     RECEIVED on or before the day and year first above written of and from the Tenant the sum of Dollars One Hundred And Fifty Six Thousand Four Hundred And Thirty Five Only (HI$156,435.00) Hong Kong Currency being the deposit paid by the Tenant to the Landlord.

ACKNOWLEDGED by the Landlord              )   LAI SUN DEVELOPMENT CO., LTD.
whose signature(s) is/are verified by:-   )

                                              /s/ ILLEGIBLE
                                              -----------------------------
             NG PONG YIN FRANK
                 Solicitor,
               Hong Kong SAR.

                            FOR IDENTIFICATION ONLY

                              CHEUNG SHA WAN PLAZA

                               [GRAPHIC OMITTED]

                            11TH FLOOR PLAN TOWER 2